EXHIBIT 4.1

FORM OF COMMON STOCK CERTIFICATE

NUMBER	[GRAPHIC]	SHARES

TGC INDUSTRIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

COMMON STOCK	CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF ONE CENT
($.01) PER SHARE, OF

TGC INDUSTRIES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Articles of Incorporation of the Corporation, any amendments thereof, and the By-Laws (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/	Wayne Whitener	[CORPORATE SEAL]	Dated
President
Countersigned and Registered:
/s/	Kenneth Uselton		AMERICAN STOCK TRANSFER & TRUST COMPANY
	Secretary		Transfer Agent and Registrar

By

Authorized Signature

[GRAPHIC]

TGC Industries, Inc.

THE RESTATED ARTICLES OF INCORPORATION OF TGC INDUSTRIES, INC. ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED, (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF PREFERRED STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES AND, IF AND TO THE EXTENT THAT THEY HAVE BEEN FIXED AND DETERMINED, THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH SERIES, (C) THE DENIAL TO SHAREHOLDERS OF PREEMPTIVE RIGHTS AND (D) THE DENIAL TO SHAREHOLDERS OF THE RIGHT TO CUMULATIVE VOTING.  THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right	under Uniform Gifts to Minors
		of survivorship and not as	Act
		tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

 Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE	›
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.